EXHIBIT 99.12
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                     INDEMNITY AND STOCK ISSUANCE AGREEMENT

         THIS AGREEMENT is executed as of the 15th day of February, 2000, by and among DynaGen, Inc., a Delaware corporation (the "Company"), Infusion Capital Investment Corporation, a North Carolina corporation ("Infusion"), and Ocean Marketing Corporation, a Colorado corporation ("Ocean," and together with Infusion the "Pledgors").

         WHEREAS, RxBazaar.com, Inc., a Delaware corporation ("Bazaar") is a party to a Securities Purchase Agreement, of even date herewith (the "Purchase Agreement"), pursuant to which Bazaar issued and sold to the investors signatory thereto (the "Purchasers") shares of its Series A Convertible Preferred Stock (the "Bazaar Preferred Stock");

         WHEREAS, the Company is a party to a Exchange and Purchase Agreement, of even date herewith (the "Exchange Agreement"), pursuant to which certain stockholders (the "Purchasers") of RxBazaar.com, Inc., a Delaware corporation ("Bazaar") may exchange all or a portion of shares of Series A Preferred Stock of RxBazaar.com, Inc., for shares of the Company's 8% Series O Preferred Stock;

         WHEREAS, the Pledgors, the Company, Bazaar and Kenilworth LLC (the "Pledgee") are parties to a Guaranty and Pledge Agreement, of even date herewith (the "Pledge Agreement"), pursuant to which the Pledgors granted to the Pledgee a security interest in 2,000,000 shares of common stock, $0.01 par value per share, of the Company currently owned by the Pledgors (the "Pledged Shares") as collateral security for the obligations of the Company and Bazaar under the Exchange Agreement and Purchase Agreement respectively; and

         WHEREAS, the Company has agreed, in the event that the Pledged Shares are foreclosed upon by the Pledgee, to make the Pledgors whole by replacing any Pledged Shares forfeited by the Pledgors pursuant to the Pledge Agreement with the same number of newly issued shares of common stock, $0.01 par value per share, of the Company (the "Replacement Shares").

         NOW THEREFORE, the parties hereby agrees as follows:

         1. AGREEMENT TO ISSUE SHARES. In the event of notice by the Pledgor of either (i) a foreclosure and sale by the Pledgee following an "event of Default" as that term is defined in the Pledge Agreement or (ii) refusal by the Pledgee to release the Pledged Shares within 120 days of the effective date of this agreement, the Company agrees to replace any Pledged Shares which are so forfeited or not returned by the Pledgors by issuing to the Pledgors a number of shares of Common Stock equal to the number of Pledged Shares forfeited or not returned. The Company will issue such replacement shares within three (3) business days of the date the Company receives notice from the Pledgors of the forfeiture of the Pledged Shares.

         2. RETURN OF SHARES. Pledgor agrees to return to the Company all shares it receives, either from the Company as Replacement Shares or which are returned by the Pledgee, in excess of the 2,000,000 Pledged Shares.

         3. REPLACEMENT SHARES. Each Pledgor severally represents and warrants as follows:
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                  (a) The Pledgor is an accredited investor.

                  (b) The Pledgor is acquiring the Replacement Shares, if any, solely for its own account and not for the interest of any other person or for resale to others.

                  (c) The Pledgor understands that none of the Replacement Shares have been or will be at the time of their issuance, if they are issued, registered under the federal Securities Act of 1933, as amended (the "1933 Act"), or the securities laws of any state or other jurisdiction ("Blue Sky Law") in reliance upon the exemption for transactions not involving a public offering including the exemption provided by Section 4(2) of the 1933 Act.

                  (d) The Pledgor will under no circumstances attempt to sell, transfer or assign all or any Replacement Shares except upon prior written notice to the Company an opinion, satisfactory to counsel for the Company of counsel skilled in securities matters (reasonably satisfactory to the Corporation) to the effect that the proposed sale, assignment or transfer may be made without registration under the 1933 Act, or an interpretive letter from Securities and Exchange Commission to the effect that no enforcement action will be taken if the securities are offered or sold without registration under the 1933 Act.

                  (e) The Company shall place the following legend (or any other appropriate legend) on each certificate or instrument representing any of the Common Stock:

                  "The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended, and cannot be sold or otherwise transferred except pursuant to registration under said Act or in compliance with an exemption therefrom."

        4. REGISTRATION RIGHTS. Within thirty (30) days of issuance of any replacement shares by the Company to the Pledgor pursuant to Section 1, the Company shall prepare and file with the Commission a "Shelf" Registration Statement covering the resale of all such replacement shares for an offering to be made on a continuous basis pursuant to Rule 415, subject to the Pledgors participation and cooperation with the Company's reasonable requests for information and documentation in connection with such registration statement,. The Registration Statement shall be on Form S-3 (except if the Company is not then eligible to register for resale the shares on Form S-3, in which case such registration shall be on another appropriate form in accordance herewith as the Pledgor may consent), and cause the Registration Statement to become effective and remain effective as provided herein. The Company shall use its best efforts to cause the Registration Statement to be declared effective under the Securities Act as promptly as possible after the filing thereof, and shall use its best efforts to keep such Registration Statement continuously effective under the Securities Act until the date which is two years after the date that such Registration Statement is declared effective by the Commission or such earlier date when all shares held by the Pledgor and covered by such Registration Statement have been sold or may be sold without volume restrictions pursuant to Rule 144 as determined by the counsel to the Company pursuant to a written opinion letter to such effect, addressed and acceptable to the Company's transfer agent and the Pledgor.

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         5. NOTICES. All notices, requests, consents, and other communications under this Agreement shall be in writing and shall be delivered by hand, sent via overnight courier, sent by facsimile, or mailed by first class certified or registered mail, return receipt requested, postage prepaid:

         If to the Company, to:

         200 Highland Avenue, Suite 301
         Needham, Massachusetts 02494
         Attn: Executive Vice President

         with a copy to:

         Foley, Hoag & Eliot LLP
         One Post Office Square
         Boston, Massachusetts
         Attn: David Broadwin

         If to the Pledgors, to:

         Infusion Capital Investment Corporation
         932 Burke Street
         Winston Salem, NC 27101
         Attn: Dan Starczewski

         Ocean Marketing Corporation
         120 Flager Avenue
         New Smyrna Beach, Florida 32169
         Attn: Richard Fixaris

         With a copy to
         Robert N. Hunter, Jr.
         Hunter, Johnston, Elam & Benjamin
         822 North Elm Street, Suite 200
         Greensboro, North Carolina 27401


         6. LIQUIDATED DAMAGES. The Company hereby acknowledges that time is of the essence with respect to reissuance of the Replacement Shares, and that in the event the shares are not replaced and registered, after written demand, the Company agrees to issue warrants to purchase DynaGen common stock for one (1) year at a strike price of $.30 per share equal to 10% of the shares of stock of DynaGen, Inc. not issued and registered in a timely manner for each additional thirty (30) day delay in providing an effective registration statement or removing any Rule 144 legend, or the cash equivalent of such shares. In the event of a delay of less than a full thirty (30) day period, Pledgees shall be entitled to a pro-rata allocation of additional shares.

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         7. MISCELLANEOUS PROVISIONS

         (a)  Time.  Time is of the essence of this Agreement.

         (b) Presumption. This Agreement or any section thereof shall not be construed against any party due to the fact that said Agreement or any section thereof was drafted by said party.

         (c) Computation of Time. In computing any period of time pursuant to this Agreement, the day of the act, event or default from which the designated period of time begins to run shall be included, unless it is a Saturday, Sunday or a legal holiday, in which event the period shall begin to run on the next day which is not a Saturday, Sunday or a legal holiday, in which event the period shall run until the end of the next day thereafter which is not a Saturday, Sunday or legal holiday.

         (d) Titles and Captions. All article, section and paragraph titles or captions contained in this Agreement are for convenience only and shall not be deemed part of the context nor affect the interpretation of this Agreement.

         (e) Pronouns and Plurals. All pronouns and any variations thereof shall be deemed to refer to the masculine, feminine, neuter, singular or plural as the identity of the Person or Persons may require.

         (f) Further Action. The parties hereto shall execute and deliver all documents, provide all information and take or forbear from all such action as may be necessary or appropriate to achieve the purposes of this Agreement.

         (g) Good Faith, Cooperation and Due Diligence. The parties hereto covenant, warrant and represent to each other good faith, complete cooperation, due diligence and honesty in fact in the performance of all obligations of the parties pursuant to this Agreement. All promises and covenants are mutual and dependent.

         (h) Savings Clause. If any provision of this Agreement, or the application of such provision to any person or circumstance, shall be held invalid, the remainder of this Agreement, or the application of such provision to persons or circumstances other than those as to which it is held invalid, shall not be affected thereby.

         (i) Assignment This Agreement may not be assigned by either party hereto without the written consent of the other, but shall be binding upon the successors of the parties.

         (j)  Arbitration

              i. If a dispute arises out of or relates to this Agreement, or the breach thereof, and if said dispute cannot be settled through direct discussion, the parties agree to first endeavor to settle the dispute in an amicable manner by mediation under the Commercial Mediation Rules of the American Arbitration Association before resorting to arbitration. Thereafter, any unresolved controversy or claim arising out of or relating to this Agreement or a breach thereof shall be settled by arbitration in

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              accordance with the rules of the American Arbitration Association, and judgment upon the award rendered by the Arbitrator may be entered in any court having jurisdiction thereof.

              ii. Any provisional remedy which would be available from a court of law shall be available to the parties to this Agreement from the Arbitrator pending arbitration.

              iii.The situs of the arbitration shall be Volusia County, Florida.

              iv. In the event that a dispute results in an arbitration, the parties agree that the prevailing party shall be entitled to reasonable attorneys' fees to be fixed by the arbitrator.

         (k) Notices All notices required or permitted to be given under this Agreement shall be given in writing and shall be delivered, either personally or by express delivery service, to the party to be notified. Notice to each party shall be deemed to have been duly given upon delivery, personally or by courier (such as Federal Express or similar express delivery service), addressed to the attention of the officer at the address set forth heretofore, or to such other officer or addresses as either party may designate, upon at least ten (10) days= written notice, to the other party.

         (l) Governing law The Agreement shall be construed by and enforced in accordance with the laws of the State of Florida.

         (m) Entire agreement This Agreement contains the entire understanding and agreement among the parties. There are no other agreements, conditions or representations, oral or written, express or implied, with regard thereto. This Agreement may be amended only in writing signed by all parties.

         (n) Waiver A delay or failure by any party to exercise a right under this Agreement, or a partial or single exercise of that right, shall not constitute a waiver of that or any other right.

         (o) Counterparts This Agreement may be executed in duplicate counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same Agreement. In the event that the document is signed by one party and faxed to another the parties agree that a faxed signature shall be binding upon the parties to this agreement as though the signature was an original.

         (p) Successors The provisions of this Agreement shall be binding upon all parties, their successors and assigns.

         (q) Counsel The parties expressly acknowledge that each has been advised to seek separate counsel for advice in this matter and has been given a reasonable opportunity to do so.

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         IN WITNESS WHEREOF, each of the parties hereto has executed this
Agreement as of the date first above written.

                                         DYNAGEN, INC.

                                         By:
                                            ------------------------------
                                             Name:
                                             Title:

                                         INFUSION CAPITAL INVESTMENT CORPORATION

                                         By:
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                                             Name:
                                             Title:

                                         OCEAN MARKETING CORPORATION

                                         By:
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                                             Name:
                                             Title:



















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